                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 24, 2003

                                  Cryocon, Inc.
             (Exact Name of registrant as specified in its Charter)

       Colorado                  333-55284                 84-1026503
(State of Incorporation)     Commission File No.          (IRS Employer
                                                       Identification No.)

                    2773 Industrial Drive, Ogden, Utah 84401
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (801) 395-2796

                             All correspondence to:
                          Brenda Lee Hamilton, Esquire
                        Hamilton, Lehrer and Dargan P.A.
                       2 East Camino Real Suite, Suite 202
                            Boca Raton, Florida 33432
                             561-416-8956 Telephone
                             561-416-2855 Facsimile

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Pursuant to Item 304 of Regulation S-B the Registrant states:

(a) (1) On October 24, 2003, Cryocon, Inc. ("the Registrant") changed accountants from HJ & Associates, LLC to Stark Winter Schenkein & Co., LLP.
        (i)  The Registrant decided to dismiss HJ & Associates, LLC as its independent accountants;
        (ii) HJ & Associates, LLC reports on the financial statements were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles during the period from inception (October
             20, 1999) to March 31, 2002 and the interim period through
             October 24, 2003, except that the financial statements for these periods contained a going-concern qualification and an explanatory paragraph related to the correction of errors in regard to the application of accounting principles which resulted in the restatement of the financial statements for the period from inception to March 31, 2002;
        (iii)The decision to change accountants was approved by the
             Registrant's Board of Directors; and
        (iv) (A) During the period from inception (October 20, 1999) to March
             31, 2002 and the interim period to October 24, 2003, there were no disagreements with HJ & Associates, LLC related to accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, LLC, would have caused
             HJ & Associates, LLC to make reference to the subject matter of the disagreement in connection with its report except as
             discussed in (a)(1)(ii) above.
             (B)  Not applicable;
             (C)  Not applicable;
             (D)  Not applicable; and
             (E)  Not applicable.

    (2) On October 24, 2003, the Registrant engaged Stark Winter Schenkein &
        Co., LLP as its independent accountants.
        (i)  The Registrant did not consult with Stark Winter Schenkein & Co.,
             LLP, its new independent accountants, regarding any matter prior to its engagement; and
        (ii) Not applicable.

    (3) The Registrant has provided to HJ & Associates, LLC, its former accountants, a copy of the disclosures contained in this Item 4 and the
        Registrant has requested a letter from HJ & Associates, LLC addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto as Exhibit 16.1.

(b)  Not applicable.

Item 5. OTHER EVENTS
On July 18, 2003, Vaughn Griggs resigned as our Chief Financial Officer and
Chief Accounting Officer. Mr. Grigg's resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. On August 19, 2003, the Registrant's Board of
Directors appointed Mr. Kyle Lamph as our Chief Financial Officer and Chief
Accounting Officer.

On August 19, 2003, Brian Morrison resigned as our Chairman of the Board and
Chief Executive Officer. Mr. Morrison's resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

On August 19, 2003, the Registrant's Board of Directors appointed Mr. Sterling
Redfern as Chairman of the Board and Mr. P. Clay Thomas as our Acting Chief
Executive Officer. Also at the August 19, 2003 Board of Directors' meeting, our
Board of Directors appointed Mr. Richard Yetter to fill the open Board Position that was created by the resignation of Dr. Richard Lindstrom on July 15, 2003.

On September 23, 2003, Mr. Sterling Redfern resigned as our Chairman of the
Board. Mr. Redfern's resignation was not due to any disagreement with the
Registrant on any matter relating to the Registrant's operations, policies or practices. On October 10, 2003, the Registrant's Board of Directors appointed
Mr. Richard Yetter as our Chairman of the Board.

Item 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits
     (16.1) Letter from HJ & Associates, LLC pursuant to Item 304(a)(3) of
            Regulation S-B

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2003

                                     Cryocon, Inc.

                                     /s/ P. Clay Thomas
                                     By: P. Clay Thomas
                                     Title: Chief Executive Officer